UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2020

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mission Street, Suite 2375 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The NASDAQ Capital Market

Item 1.01 Entry into a Material Definitive Agreement

On July 10, 2020, Jaguar Health, Inc. (the “Company”) entered into an amendment (the “Amendment”) to the royalty interest purchase agreement (the “Royalty Interest Purchase Agreement”) and royalty interest issued thereunder (the “Royalty Interest”) entitling the holder of the Royalty Interest to receive $500,000 of future royalties on sales of Mytesi® (crofelemer) and certain up-front license fees and milestone payments from licensees and/or distributors (the “Royalty Repayment Amount”), each dated March 4, 2020, between the Company and Iliad Research and Trading, L.P., a Utah limited partnership affiliated with Chicago Venture Partners, L.P. (“Purchaser”), and related documents (together with the Royalty Interest Purchase Agreement and Royalty Interest, the “Royalty Interest Documents”), pursuant to which the Company and Purchaser agreed that no royalty payments or other payment will be due under the Royalty Interest Documents prior to December 10, 2020.  In consideration for Purchaser’s agreement to enter into the Amendment, the balance of the Royalty Repayment Amount as of July 10, 2020 was increased by 10%.  All other terms of the Royalty Interest Documents remain unchanged.

The description of the terms of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as an exhibit to this Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 2.03 in its entirety.

Item 9.01 Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description

10.1	First Amendment to Royalty Interest Purchase Agreement and Related Documents, dated July 10, 2020, between Jaguar Health, Inc. and Iliad Research and Trading, L.P.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

Date: July 14, 2020	By:	/s/ Lisa A. Conte
	Name:	Lisa A. Conte
	Title:	Chief Executive Officer & President

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